Rule 497(e)
File Nos. 033-59541; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT-II)

HV-2025 - New TSA

Supplement dated October 28, 2026 to Prospectus dated May 1, 2026

This Supplement is to update expense information for certain funds in the above-referenced product Prospectus.

Effective immediately, in the table of funds in the “Appendix A – Underlying Funds” section, the Current Expenses for the following are hereby updated:

•Current expense for Hartford International Opportunities HLS Fund - Class IA is updated to 0.76%
•Current expense for Hartford Stock HLS Fund - Class IA is updated to 0.52%
•Current expense for Hartford Total Return Bond HLS Fund - Class IA is updated to 0.51%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-61